The Hartford

Investor Financial Supplement
September 30, 2025

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Hartford Insurance Group, Inc.

As of October 24, 2025
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	AA-	Aa3
	Hartford Life and Accident Insurance Company	A+	AA-	A1
	Navigators Insurance Company	A+	AA-	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Standard and Poor's and Moody's
'- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
Internet address:	NR - Not Rated
http://www.thehartford.com
Other Ratings:
Contact:	Senior debt	a	A-	A3
Kate Jorens	Junior subordinated debentures	bbb+	BBB	Baa1
SVP, Treasurer & Head of Investor Relations	Preferred stock	bbb+	BBB	Baa2
Phone (860) 547-4066
-The Hartford Insurance Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s and Moody’s

Transfer Agent
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Insurance Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Insurance Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Hartford Insurance Group, Inc.
Investor Financial Supplement

The Hartford Insurance Group, Inc.
Consolidated Financial Results

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Highlights
Net income	$1,080	$995	$630	$853	$767	$738	$753	$2,705	$2,258
Net income available to common stockholders [1]	$1,074	$990	$625	$848	$761	$733	$748	$2,689	$2,242
Core earnings*	$1,077	$981	$639	$865	$752	$750	$709	$2,697	$2,211
Total revenues	$7,232	$6,987	$6,810	$6,879	$6,751	$6,486	$6,419	$21,029	$19,656
Total assets	$84,995	$83,639	$82,307	$80,917	$81,219	$79,046	$77,710
Per Share and Shares Data
Basic earnings per common share
Net income available to common stockholders	$3.82	$3.49	$2.18	$2.93	$2.60	$2.48	$2.51	$9.48	$7.59
Core earnings*	$3.83	$3.46	$2.23	$2.99	$2.57	$2.54	$2.38	$9.51	$7.48
Diluted earnings per common share
Net income available to common stockholders	$3.77	$3.44	$2.15	$2.88	$2.56	$2.44	$2.47	$9.34	$7.47
Core earnings*	$3.78	$3.41	$2.20	$2.94	$2.53	$2.50	$2.34	$9.37	$7.37
Weighted average common shares outstanding (basic)	280.9	283.7	286.6	289.3	292.6	295.5	298.1	283.7	295.4
Dilutive effect of stock compensation	4.1	4.0	4.2	4.9	4.9	4.4	4.5	4.1	4.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	285.0	287.7	290.8	294.2	297.5	299.9	302.6	287.8	300.0
Common shares outstanding	279.6	282.3	285.1	287.6	290.8	294.0	296.8
Book value per common share	$64.79	$60.87	$57.91	$56.03	$57.34	$52.20	$50.99
Per common share impact of accumulated other comprehensive income [2]	7.17	8.45	9.05	10.03	6.89	10.43	10.10
Book value per common share (excluding AOCI)*	$71.96	$69.32	$66.96	$66.06	$64.23	$62.63	$61.09
Book value per diluted share	$63.86	$60.02	$57.07	$55.09	$56.39	$51.43	$50.23
Per diluted share impact of AOCI	7.06	8.33	8.92	9.86	6.78	10.28	9.95
Book value per diluted share (excluding AOCI)*	$70.92	$68.35	$65.99	$64.95	$63.17	$61.71	$60.18
Common shares outstanding and dilutive potential common shares	283.7	286.3	289.3	292.5	295.7	298.4	301.3
Return on Common Stockholders' Equity ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	20.3%	19.8%	18.8%	19.9%	20.0%	19.8%	18.5%
Core earnings ROE*	18.4%	17.0%	16.2%	16.7%	17.4%	17.4%	16.6%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

The Hartford Insurance Group, Inc.
Consolidated Statements of Operations

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Earned premiums	$6,093	$5,961	$5,835	$5,809	$5,734	$5,578	$5,446	$17,889	$16,758
Fee income	361	342	346	354	347	339	333	1,049	1,019
Net investment income	759	664	656	714	659	602	593	2,079	1,854
Net realized gains (losses)	(12)	(10)	(49)	(17)	(13)	(59)	28	(71)	(44)
Other revenues	31	30	22	19	24	26	19	83	69
Total revenues	7,232	6,987	6,810	6,879	6,751	6,486	6,419	21,029	19,656
Benefits, losses and loss adjustment expenses	3,793	3,712	4,000	3,779	3,823	3,661	3,611	11,505	11,095
Amortization of deferred policy acquisition costs ("DAC")	639	625	607	591	585	561	545	1,871	1,691
Insurance operating costs and other expenses	1,414	1,337	1,352	1,367	1,323	1,285	1,283	4,103	3,891
Interest expense	50	50	50	50	49	50	50	150	149
Amortization of other intangible assets	18	17	18	18	18	17	18	53	53
Restructuring and other costs [1]	—	—	—	—	1	—	1	—	2
Total benefits, losses and expenses	5,914	5,741	6,027	5,805	5,799	5,574	5,508	17,682	16,881
Income before income taxes	1,318	1,246	783	1,074	952	912	911	3,347	2,775
Income tax expense	238	251	153	221	185	174	158	642	517
Net income	1,080	995	630	853	767	738	753	2,705	2,258
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	1,074	990	625	848	761	733	748	2,689	2,242
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	10	10	47	16	12	58	(30)	67	40
Restructuring and other costs, before tax [1]	—	—	—	—	1	—	1	—	2
Integration and other non-recurring M&A costs, before tax [2]	2	2	2	2	2	2	2	6	6
Change in deferred gain on retroactive reinsurance, before tax [3]	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(87)
Income tax expense (benefit) [4]	(1)	3	(3)	(5)	2	(6)	12	(1)	8
Core earnings	$1,077	$981	$639	$865	$752	$750	$709	$2,697	$2,211
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group.
[3]The Company recorded amortization of the deferred gain related to the Navigators adverse development cover ("Navigators ADC") of $8 and $64 for the three and nine months ended September 30, 2025 and $26 and $87 for the three and nine months ended September 30, 2024, respectively. The deferred gain has been fully amortized as of September 30, 2025.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Operating Results By Segment

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income (loss):
Business Insurance	$710	$696	$477	$708	$528	$540	$573	$1,883	$1,641
Personal Insurance	139	91	5	154	31	(11)	34	235	54
Property & Casualty Other Operations ("P&C Other Operations")	12	13	13	(156)	10	11	8	38	29
Property & Casualty ("P&C")	861	800	495	706	569	540	615	2,156	1,724
Employee Benefits	144	150	133	126	156	171	108	427	435
Hartford Funds	57	54	43	49	54	44	45	154	143
Sub-total	1,062	1,004	671	881	779	755	768	2,737	2,302
Corporate	18	(9)	(41)	(28)	(12)	(17)	(15)	(32)	(44)
Net income	1,080	995	630	853	767	738	753	2,705	2,258
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	$1,074	$990	$625	$848	$761	$733	$748	$2,689	$2,242

Core earnings (loss):
Business Insurance	$723	$697	$471	$665	$534	$551	$546	$1,891	$1,631
Personal Insurance	143	94	6	155	33	(4)	33	243	62
P&C Other Operations	14	14	13	(106)	10	14	7	41	31
P&C	880	805	490	714	577	561	586	2,175	1,724
Employee Benefits	149	163	136	139	154	178	107	448	439
Hartford Funds	53	46	44	51	47	43	41	143	131
Sub-total	1,082	1,014	670	904	778	782	734	2,766	2,294
Corporate	(5)	(33)	(31)	(39)	(26)	(32)	(25)	(69)	(83)
Core earnings	$1,077	$981	$639	$865	$752	$750	$709	$2,697	$2,211

The Hartford Insurance Group, Inc.
Consolidating Balance Sheets

	Property & Casualty		Employee Benefits		Hartford Funds		Corporate [1]		Consolidated
	Sept 30 2025	Dec 31 2024	Sept 30 2025	Dec 31 2024	Sept 30 2025	Dec 31 2024	Sept 30 2025	Dec 31 2024	Sept 30 2025	Dec 31 2024
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$36,952	$34,421	$8,059	$7,959	$—	$—	$192	$187	$45,203	$42,567
Fixed maturities, at fair value using the fair value option	144	254	47	54	—	—	—	—	191	308
Equity securities, at fair value	149	212	34	46	117	109	270	236	570	603
Mortgage loans, net	5,037	4,751	1,582	1,645	—	—	—	—	6,619	6,396
Limited partnerships and other alternative investments	4,297	3,974	1,148	1,068	—	—	115	—	5,560	5,042
Other investments	200	168	6	6	—	52	—	—	206	226
Short-term investments	2,295	2,075	297	389	361	291	1,266	1,313	4,219	4,068
Total investments	49,074	45,855	11,173	11,167	478	452	1,843	1,736	62,568	59,210
Cash	115	148	11	26	11	9	13	—	150	183
Restricted cash	54	42	2	9	—	—	—	—	56	51
Accrued investment income	371	352	99	92	—	1	2	5	472	450
Premiums receivable and agents’ balances, net	5,983	5,390	572	608	—	—	—	—	6,555	5,998
Reinsurance recoverables, net [2]	6,581	6,626	289	290	—	—	221	224	7,091	7,140
Deferred policy acquisition costs ("DAC")	1,347	1,206	32	33	—	—	—	—	1,379	1,239
Deferred income taxes	475	746	(39)	33	1	2	429	448	866	1,229
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	820	778	61	62	5	6	39	42	925	888
Other intangible assets	288	310	286	317	10	10	—	—	584	637
Other assets	1,702	1,411	195	142	99	100	442	328	2,438	1,981
Total assets	$67,588	$63,642	$13,404	$13,502	$785	$761	$3,218	$3,012	$84,995	$80,917
Unpaid losses and loss adjustment expenses	$37,739	$36,404	$8,081	$8,206	$—	$—	$—	$—	$45,820	$44,610
Reserves for future policy benefits [2]	—	—	293	290	—	—	163	158	456	448
Other policyholder funds and benefits payable [2]	—	—	410	401	—	—	204	213	614	614
Unearned premiums	10,326	9,368	47	40	—	—	—	—	10,373	9,408
Debt	—	—	—	—	—	—	4,370	4,366	4,370	4,366
Other liabilities	2,788	2,796	136	219	160	173	1,828	1,836	4,912	5,024
Total liabilities	50,853	48,568	8,967	9,156	160	173	6,565	6,573	66,545	64,470
Common stockholders' equity, excluding AOCI*	17,171	16,206	4,622	4,706	625	588	(2,299)	(2,501)	20,119	18,999
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(436)	(1,132)	(185)	(360)	—	—	(1,382)	(1,394)	(2,003)	(2,886)
Total stockholders' equity	16,735	15,074	4,437	4,346	625	588	(3,347)	(3,561)	18,450	16,447
Total liabilities and stockholders' equity	$67,588	$63,642	$13,404	$13,502	$785	$761	$3,218	$3,012	$84,995	$80,917
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.3 billion as of both September 30, 2025 and December 31, 2024, held by the holding company of The Hartford Insurance Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

The Hartford Insurance Group, Inc.
Capital Structure

	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Debt
Senior notes	$3,871	$3,870	$3,869	$3,867	$3,866	$3,865	$3,864
Junior subordinated debentures	499	499	499	499	499	499	499
Total debt	$4,370	$4,369	$4,368	$4,366	$4,365	$4,364	$4,363
Stockholders' Equity
Total stockholders’ equity	$18,450	$17,518	$16,844	$16,447	$17,008	$15,680	$15,468
Less: Preferred stock	334	334	334	334	334	334	334
Less: AOCI	(2,003)	(2,384)	(2,580)	(2,886)	(2,005)	(3,068)	(2,997)
Common stockholders' equity, excluding AOCI	$20,119	$19,568	$19,090	$18,999	$18,679	$18,414	$18,131
Capitalization
Total capitalization, including AOCI, net of tax	$22,820	$21,887	$21,212	$20,813	$21,373	$20,044	$19,831
Total capitalization, excluding AOCI, net of tax*	$24,823	$24,271	$23,792	$23,699	$23,378	$23,112	$22,828
Debt to Capitalization Ratios
Total debt to capitalization, including AOCI	19.1%	20.0%	20.6%	21.0%	20.4%	21.8%	22.0%
Total debt to capitalization, excluding AOCI*	17.6%	18.0%	18.4%	18.4%	18.7%	18.9%	19.1%
Total debt and preferred stock to capitalization, including AOCI	20.6%	21.5%	22.2%	22.6%	22.0%	23.4%	23.7%
Total debt and preferred stock to capitalization, excluding AOCI*	19.0%	19.4%	19.8%	19.8%	20.1%	20.3%	20.6%
Total rating agency adjusted debt to capitalization [1] [2]	20.0%	20.8%	21.5%	21.8%	21.3%	22.7%	22.9%
Fixed Charge Coverage Ratios
Total earnings to total fixed charges [3]	20.3:1	18.8:1	14.7:1	17.9:1	17.3:1	17.1:1	17.1:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of both September 30, 2025 and 2024.
[2]Results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

The Hartford Insurance Group, Inc.
Statutory Capital To GAAP Stockholders' Equity Reconciliation
September 30, 2025

	P&C	Employee Benefits
U.S. statutory net income [1][2]	$1,943	$450
U.S. statutory capital [2][3][4]	$14,125	$2,639
U.S. GAAP adjustments [2]:
DAC	1,296	32
Non-admitted deferred tax assets [5]	236	152
Deferred taxes [6]	(446)	(353)
Goodwill	115	723
Other intangible assets	14	286
Non-admitted assets other than deferred taxes	839	104
Asset valuation and interest maintenance reserve	—	261
Benefit reserves	(61)	412
Unrealized losses on investments	(605)	(500)
Deferred gain on retroactive reinsurance agreements [7]	(850)	—
Other, net	920	681
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	15,583	4,437
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,152	—
Total U.S. GAAP stockholders’ equity	$16,735	$4,437
[1]Statutory net income is for the nine months ended September 30, 2025.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the asbestos and environmental adverse development cover ("A&E ADC") agreement that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

The Hartford Insurance Group, Inc.
Accumulated Other Comprehensive Income (Loss)

	As Of
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net unrealized loss on fixed maturities, AFS	$(656)	$(1,029)	$(1,237)	$(1,539)	$(671)	$(1,732)	$(1,642)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(3)	(5)	(6)	(6)	(5)	(7)	(7)
Net gains on cash flow hedging instruments	15	6	40	40	33	30	21
Total net unrealized gain (loss)	(644)	(1,028)	(1,203)	(1,505)	(643)	(1,709)	$(1,628)
Foreign currency translation adjustments	43	45	29	29	41	35	36
Liability for future policy benefits adjustments	22	29	30	33	19	35	30
Pension and other postretirement plan adjustments	(1,424)	(1,430)	(1,436)	(1,443)	(1,422)	(1,429)	(1,435)
Total AOCI	$(2,003)	$(2,384)	$(2,580)	$(2,886)	$(2,005)	$(3,068)	$(2,997)

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Written premiums	$4,560	$4,796	$4,599	$4,045	$4,245	$4,453	$4,206	$13,955	$12,904
Change in unearned premium reserve	70	441	376	(164)	111	483	345	887	939
Earned premiums	4,490	4,355	4,223	4,209	4,134	3,970	3,861	13,068	11,965
Fee income	19	19	19	19	19	19	19	57	57
Losses and loss adjustment expenses
Current accident year before catastrophes	2,661	2,537	2,454	2,426	2,464	2,347	2,300	7,652	7,111
Current accident year catastrophes [1]	70	212	467	80	247	280	161	749	688
Prior accident year development [2]	(103)	(187)	(122)	101	(50)	(115)	(56)	(412)	(221)
Total losses and loss adjustment expenses	2,628	2,562	2,799	2,607	2,661	2,512	2,405	7,989	7,578
Amortization of DAC	631	616	599	583	577	552	536	1,846	1,665
Insurance operating costs	728	681	696	689	669	655	642	2,105	1,966
Amortization of other intangible assets	8	7	8	8	8	7	8	23	23
Dividends to policyholders	12	11	10	10	10	9	10	33	29
Underwriting gain*	502	497	130	331	228	254	279	1,129	761
Net investment income	605	526	512	562	518	471	459	1,643	1,448
Net realized gains (losses)	(30)	(26)	(26)	(9)	(34)	(61)	13	(82)	(82)
Net servicing and other income (expense)	3	4	4	2	—	5	2	11	7
Income before income taxes	1,080	1,001	620	886	712	669	753	2,701	2,134
Income tax expense	219	201	125	180	143	129	138	545	410
Net income	861	800	495	706	569	540	615	2,156	1,724
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	28	28	24	6	33	62	(15)	80	80
Integration and other non-recurring M&A costs, before tax	2	2	2	2	2	2	2	6	6
Change in deferred gain on retroactive reinsurance, before tax [2]	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(87)
Income tax expense (benefit) [3]	(3)	(1)	1	(4)	(1)	(6)	8	(3)	1
Core earnings	$880	$805	$490	$714	$577	$561	$586	$2,175	$1,724
ROE
Net income available to common stockholders [4]	21.5%	20.6%	18.8%	20.5%	19.9%	19.9%	18.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	0.7%	0.8%	1.1%	0.8%	1.1%	1.2%	1.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [2]	(0.5%)	(0.7%)	(0.8%)	(0.7%)	1.0%	1.3%	1.6%
Income tax benefit [3]	(0.1%)	—%	(0.1%)	—%	(0.4%)	(0.5%)	(0.6%)
Impact of AOCI, excluded from core earnings ROE	(1.0%)	(2.0%)	(1.8%)	(2.3%)	(2.7%)	(3.1%)	(2.6%)
Core earnings [4]	20.7%	18.8%	17.3%	18.4%	19.0%	18.9%	18.1%
[1]The three months ended September 30, 2024 included $104 of losses, net of reinsurance, from Hurricane Helene, including $55 in Business Insurance and $49 in Personal Insurance.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Workers’ compensation	$(62)	$(61)	$(65)	$(70)	$(69)	$(52)	$(67)	$(188)	$(188)
Workers' compensation discount accretion	11	11	12	10	11	11	12	34	34
General liability	—	—	—	130	32	32	17	—	81
Marine	—	—	—	—	—	(8)	7	—	(1)
Package business	—	—	—	—	(5)	(1)	—	—	(6)
Commercial property	(5)	(20)	(3)	—	(2)	(2)	(3)	(28)	(7)
Professional liability	—	(11)	—	(20)	—	(2)	(5)	(11)	(7)
Bond	—	(22)	—	(34)	—	(22)	—	(22)	(22)
Assumed reinsurance	—	—	—	—	—	15	9	—	24
Commercial automobile liability	—	—	—	21	16	10	—	—	26
Personal automobile liability	(33)	(10)	(12)	(17)	—	(13)	—	(55)	(13)
Homeowners	(5)	(13)	(18)	(13)	(5)	(10)	—	(36)	(15)
Net asbestos and environmental reserves	—	—	—	141	—	—	—	—	—
Catastrophes	—	(39)	—	(49)	—	(38)	—	(39)	(38)
Uncollectible reinsurance	6	—	—	(19)	—	—	—	6	—
Other reserve re-estimates, net [1]	(7)	2	(4)	17	(2)	2	(2)	(9)	(2)
Prior accident year development before change in deferred gain	(95)	(163)	(90)	97	(24)	(78)	(32)	(348)	(134)
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(87)
Total prior accident year development	$(103)	$(187)	$(122)	$101	$(50)	$(115)	$(56)	$(412)	$(221)
[1]Other reserve re-estimates, net includes a favorable change in automobile physical damage reserves within Personal Insurance of $(6) and $(26) for the three and nine months ended September 30, 2025 and $(10) and $(24) for the three and nine months ended September 30, 2024, respectively.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Property & Casualty
Underwriting Ratios

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Underwriting Gain	$502	$497	$130	$331	$228	$254	$279	$1,129	$761
Underwriting Ratios
Loss and loss adjustment expense ratio	58.5	58.8	66.3	61.9	64.4	63.3	62.3	61.1	63.3
Expense ratio [1]	30.0	29.5	30.4	29.9	29.9	30.1	30.2	30.0	30.1
Policyholder dividend ratio	0.3	0.3	0.2	0.2	0.2	0.2	0.3	0.3	0.2
Combined ratio	88.8	88.6	96.9	92.1	94.5	93.6	92.8	91.4	93.6
Current accident year catastrophes and prior accident year development	0.7	(0.6)	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)	(2.5)	(4.0)
Underlying combined ratio*	89.6	88.0	88.8	87.8	89.7	89.5	90.1	88.8	89.7

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio*	59.3	58.3	58.1	57.6	59.6	59.1	59.6	58.6	59.4
Current accident year catastrophes	1.6	4.9	11.1	1.9	6.0	7.1	4.2	5.7	5.8
Prior accident year development [2]	(2.3)	(4.3)	(2.9)	2.4	(1.2)	(2.9)	(1.5)	(3.2)	(1.8)
Total loss and loss adjustment expense ratio	58.5	58.8	66.3	61.9	64.4	63.3	62.3	61.1	63.3
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Written premiums	$3,573	$3,816	$3,686	$3,174	$3,275	$3,540	$3,362	$11,075	$10,177
Change in unearned premium reserve	33	392	362	(129)	26	419	314	787	759
Earned premiums	3,540	3,424	3,324	3,303	3,249	3,121	3,048	10,288	9,418
Fee income	11	11	11	10	11	11	11	33	33
Losses and loss adjustment expenses
Current accident year before catastrophes	2,051	1,952	1,891	1,849	1,862	1,750	1,725	5,894	5,337
Current accident year catastrophes [1]	39	114	280	67	155	155	109	433	419
Prior accident year development [2]	(60)	(146)	(83)	(58)	(36)	(81)	(56)	(289)	(173)
Total losses and loss adjustment expenses	2,030	1,920	2,088	1,858	1,981	1,824	1,778	6,038	5,583
Amortization of DAC	559	546	531	516	512	489	476	1,636	1,477
Insurance operating costs	546	507	512	505	497	484	487	1,565	1,468
Amortization of other intangible assets	7	7	7	8	7	7	7	21	21
Dividends to policyholders	12	11	10	10	10	9	10	33	29
Underwriting gain	397	444	187	416	253	319	301	1,028	873
Net investment income	519	449	437	479	442	402	391	1,405	1,235
Net realized gains (losses)	(26)	(20)	(24)	(3)	(32)	(50)	12	(70)	(70)
Other income (expense) [3]	—	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(4)
Income before income taxes	890	872	599	891	662	670	702	2,361	2,034
Income tax expense	180	176	122	183	134	130	129	478	393
Net income	710	696	477	708	528	540	573	1,883	1,641
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	23	23	22	2	31	50	(13)	68	68
Integration and other non-recurring M&A costs, before tax [3]	2	2	2	2	2	2	2	6	6
Change in deferred gain on retroactive reinsurance, before tax [2]	(8)	(24)	(32)	(58)	(26)	(37)	(24)	(64)	(87)
Income tax expense (benefit) [4]	(4)	—	2	11	(1)	(4)	8	(2)	3
Core earnings	$723	$697	$471	$665	$534	$551	$546	$1,891	$1,631
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Helene for the three months ended September 30, 2024.
[2]Refer to [3] on page 2 for information about the change in deferred gain on retroactive reinsurance on the Navigators ADC.
[3]Includes Navigators Group integration costs.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Workers’ compensation	$(62)	$(61)	$(65)	$(70)	$(69)	$(52)	$(67)	$(188)	$(188)
Workers' compensation discount accretion	11	11	12	10	11	11	12	34	34
General liability	—	—	—	130	32	32	17	—	81
Marine	—	—	—	—	—	(8)	7	—	(1)
Package business	—	—	—	—	(5)	(1)	—	—	(6)
Commercial property	(5)	(20)	(3)	—	(2)	(2)	(3)	(28)	(7)
Professional liability	—	(11)	—	(20)	—	(2)	(5)	(11)	(7)
Bond	—	(22)	—	(34)	—	(22)	—	(22)	(22)
Assumed reinsurance	—	—	—	—	—	15	9	—	24
Automobile liability	—	—	—	21	16	10	—	—	26
Catastrophes	—	(28)	—	(34)	—	(33)	—	(28)	(33)
Uncollectible reinsurance	—	—	—	—	—	—	(7)	—	(7)
Other reserve re-estimates, net	4	9	5	(3)	7	8	5	18	20
Prior accident year development before change in deferred gain	(52)	(122)	(51)	—	(10)	(44)	(32)	(225)	(86)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(8)	(24)	(32)	(58)	(26)	(37)	(24)	(64)	(87)
Total prior accident year development	$(60)	$(146)	$(83)	$(58)	$(36)	$(81)	$(56)	$(289)	$(173)
[1]Includes amortization of the deferred gain on retroactive reinsurance related to the Navigators ADC.

The Hartford Insurance Group, Inc.
Business Insurance
Underwriting Ratios

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Underwriting Gain	$397	$444	$187	$416	$253	$319	$301	$1,028	$873
Underwriting Ratios
Loss and loss adjustment expense ratio	57.3	56.1	62.8	56.3	61.0	58.4	58.3	58.7	59.3
Expense ratio [1]	31.1	30.6	31.3	30.8	30.9	31.1	31.5	31.0	31.2
Policyholder dividend ratio	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Combined ratio	88.8	87.0	94.4	87.4	92.2	89.8	90.1	90.0	90.7
Current accident year catastrophes and prior accident year development	0.6	1.0	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)	(1.4)	(2.6)
Underlying combined ratio	89.4	88.0	88.4	87.1	88.6	87.4	88.4	88.6	88.1

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	57.9	57.0	56.9	56.0	57.3	56.1	56.6	57.3	56.7
Current accident year catastrophes	1.1	3.3	8.4	2.0	4.8	5.0	3.6	4.2	4.4
Prior accident year development	(1.7)	(4.3)	(2.5)	(1.8)	(1.1)	(2.6)	(1.8)	(2.8)	(1.8)
Total loss and loss adjustment expense ratio	57.3	56.1	62.8	56.3	61.0	58.4	58.3	58.7	59.3

Combined Ratios by Line of Business
Small Business
Combined ratio	87.9	89.7	93.3	83.8	91.6	88.7	89.0	90.2	89.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.3)	(5.1)	(8.0)	(1.2)	(6.4)	(6.1)	(3.8)	(4.7)	(5.4)
Prior accident year development	3.2	4.5	4.1	4.1	4.1	4.2	4.3	3.9	4.2
Underlying combined ratio	89.8	89.0	89.4	86.7	89.3	86.8	89.6	89.4	88.5
Middle & Large Business
Combined ratio	90.8	86.6	99.8	93.9	97.0	95.9	94.0	92.3	95.6
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	—	(1.1)	(8.9)	(0.5)	(3.5)	(4.8)	(3.6)	(3.3)	(4.0)
Prior accident year development	0.6	3.6	(0.3)	(3.3)	(3.3)	(1.4)	(1.2)	1.3	(2.0)
Underlying combined ratio	91.4	89.1	90.6	90.2	90.2	89.6	89.2	90.4	89.7
Global Specialty
Combined ratio	86.9	85.9	89.3	84.7	87.4	83.4	87.8	87.3	86.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.2)	(3.2)	(8.7)	(5.4)	(3.8)	(3.5)	(3.3)	(4.6)	(3.5)
Prior accident year development	1.1	2.1	3.4	4.3	1.7	5.3	0.7	2.2	2.6
Underlying combined ratio	85.8	84.8	84.0	83.6	85.3	85.2	85.3	84.9	85.3
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

The Hartford Insurance Group, Inc.
Business Insurance
Supplemental Data

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Written Premiums
Small Business	$1,490	$1,503	$1,553	$1,330	$1,347	$1,373	$1,425	$4,546	$4,145
Middle & Large Business	1,231	1,197	1,111	1,059	1,117	1,140	1,016	3,539	3,273
Middle Market	1,054	1,039	931	900	962	993	872	3,024	2,827
National Accounts and Other	177	158	180	159	155	147	144	515	446
Global Specialty [1]	836	1,100	1,006	769	797	1,013	907	2,942	2,717
U.S.	551	619	559	533	544	595	505	1,729	1,644
International	114	142	113	123	102	125	106	369	333
Global Re	171	339	334	113	151	293	296	844	740
Other	16	16	16	16	14	14	14	48	42
Total	$3,573	$3,816	$3,686	$3,174	$3,275	$3,540	$3,362	$11,075	$10,177
Earned Premiums
Small Business	$1,465	$1,418	$1,360	$1,355	$1,323	$1,284	$1,248	$4,243	$3,855
Middle & Large Business	1,144	1,100	1,075	1,069	1,065	1,021	996	3,319	3,082
Middle Market	976	942	924	918	921	879	864	2,842	2,664
National Accounts and Other	168	158	151	151	144	142	132	477	418
Global Specialty [1]	915	890	873	865	847	802	789	2,678	2,438
U.S.	568	549	540	547	540	514	503	1,657	1,557
International	122	119	113	115	113	108	105	354	326
Global Re	225	222	220	203	194	180	181	667	555
Other	16	16	16	14	14	14	15	48	43
Total	$3,540	$3,424	$3,324	$3,303	$3,249	$3,121	$3,048	$10,288	$9,418

Business Insurance Statistical Premium Information
Small Business
Net New Business Premium	$308	$305	$298	$264	$278	$291	$268	$911	$837
Renewal Written Price Increases	5.2%	5.9%	6.5%	7.5%	6.5%	6.4%	5.6%	5.9%	6.2%
Policy Count Retention	84%	83%	84%	84%	84%	84%	85%	84%	84%
Policies In-Force (in thousands)	1,640	1,615	1,591	1,570	1,558	1,537	1,512
Middle Market [2]
Net New Business Premium	$211	$190	$188	$180	$176	$187	$174	$589	$537
Renewal Written Price Increases	5.6%	6.7%	7.1%	6.5%	6.7%	6.7%	7.1%	6.4%	6.8%
Premium Retention	84%	82%	81%	84%	85%	83%	84%	82%	84%
Global Specialty
Gross New Business Premium [3]	$238	$278	$225	$224	$233	$264	$223	$741	$720
Renewal Written Price Increases [4]	4.3%	5.0%	6.0%	5.8%	5.5%	6.3%	6.1%	5.1%	6.0%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Written premiums	$987	$980	$913	$871	$970	$913	$844	$2,880	$2,727
Change in unearned premium reserve	37	49	14	(35)	85	64	31	100	180
Earned premiums	950	931	899	906	885	849	813	2,780	2,547
Fee income	8	8	8	9	8	8	8	24	24
Losses and loss adjustment expenses
Current accident year before catastrophes	610	585	563	577	602	597	575	1,758	1,774
Current accident year catastrophes [1]	31	98	187	13	92	125	52	316	269
Prior accident year development	(43)	(41)	(39)	(53)	(14)	(34)	(7)	(123)	(55)
Total losses and loss adjustment expenses	598	642	711	537	680	688	620	1,951	1,988
Amortization of DAC	72	70	68	67	65	63	60	210	188
Insurance operating costs	180	172	182	182	169	169	153	534	491
Amortization of other intangible assets	1	—	1	—	1	—	1	2	2
Underwriting gain (loss)	107	55	(55)	129	(22)	(63)	(13)	107	(98)
Net investment income	67	58	57	64	58	50	50	182	158
Net realized gains (losses)	(4)	(4)	(2)	(5)	(2)	(8)	1	(10)	(9)
Net servicing and other income (expense)	4	5	5	3	5	6	4	14	15
Income (loss) before income taxes	174	114	5	191	39	(15)	42	293	66
Income tax expense (benefit)	35	23	—	37	8	(4)	8	58	12
Net income (loss)	139	91	5	154	31	(11)	34	235	54
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	5	3	2	3	2	9	(2)	10	9
Income tax expense (benefit) [2]	(1)	—	(1)	(2)	—	(2)	1	(2)	(1)
Core earnings (loss)	$143	$94	$6	$155	$33	$(4)	$33	$243	$62
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Helene.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Automobile liability	$(33)	$(10)	$(12)	$(17)	$—	$(13)	$—	$(55)	$(13)
Homeowners	(5)	(13)	(18)	(13)	(5)	(10)	—	(36)	(15)
Catastrophes	—	(11)	—	(15)	—	(5)	—	(11)	(5)
Uncollectible reinsurance	—	—	—	—	—	—	—	—	—
Other reserve re-estimates, net [1]	(5)	(7)	(9)	(8)	(9)	(6)	(7)	(21)	(22)
Total prior accident year development	$(43)	$(41)	$(39)	$(53)	$(14)	$(34)	$(7)	$(123)	$(55)
[1]Other reserve re-estimates, net includes a favorable change in automobile physical damage reserves of $(6) and $(26) for the three and nine months ended September 30, 2025 and $(10) and $(24) for the three and nine months ended September 30, 2024, respectively.

The Hartford Insurance Group, Inc.
Personal Insurance
Underwriting Ratios

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Underwriting Gain (Loss)	$107	$55	$(55)	$129	$(22)	$(63)	$(13)	$107	$(98)
Underwriting Ratios
Loss and loss adjustment expense ratio	62.9	69.0	79.1	59.3	76.8	81.0	76.3	70.2	78.1
Expense ratio	25.8	25.1	27.0	26.5	25.6	26.4	25.3	26.0	25.8
Combined ratio	88.7	94.1	106.1	85.8	102.5	107.4	101.6	96.2	103.8
Current accident year catastrophes and prior accident year development	1.2	(6.1)	(16.5)	4.4	(8.8)	(10.7)	(5.5)	(7.0)	(8.4)
Underlying combined ratio	90.0	88.0	89.7	90.2	93.7	96.7	96.1	89.2	95.4

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	64.2	62.8	62.6	63.7	68.0	70.3	70.7	63.2	69.7
Current accident year catastrophes	3.3	10.5	20.8	1.4	10.4	14.7	6.4	11.4	10.6
Prior accident year development	(4.5)	(4.4)	(4.3)	(5.8)	(1.6)	(4.0)	(0.9)	(4.4)	(2.2)
Total loss and loss adjustment expense ratio	62.9	69.0	79.1	59.3	76.8	81.0	76.3	70.2	78.1
Combined Ratios by Product
Automobile
Combined ratio	92.5	94.0	93.5	98.3	105.7	105.4	103.9	93.3	105.0
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.6)	(1.8)	(1.2)	—	(5.8)	(3.6)	(1.0)	(1.2)	(3.5)
Prior accident year development	6.0	3.0	3.8	4.7	1.6	3.1	1.6	4.3	2.1
Underlying combined ratio	97.9	95.2	96.1	103.0	101.5	104.9	104.4	96.4	103.6
Homeowners
Combined ratio	81.2	94.4	133.2	57.8	94.7	114.5	96.2	101.9	101.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(8.3)	(28.8)	(63.7)	(4.8)	(21.0)	(40.4)	(18.7)	(32.5)	(26.7)
Prior accident year development	1.6	7.1	5.6	8.6	1.7	3.7	(0.5)	4.7	1.7
Underlying combined ratio	74.4	72.7	75.1	61.7	75.4	77.8	77.0	74.1	76.7

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Distribution
Written Premiums
Direct	$798	$796	$758	$716	$815	$780	$728	$2,352	$2,323
Agency	189	184	155	155	155	133	116	528	404
Total	$987	$980	$913	$871	$970	$913	$844	$2,880	$2,727
Earned Premiums
Direct	$781	$776	$757	$769	$761	$735	$706	$2,314	$2,202
Agency	169	155	142	137	124	114	107	466	345
Total	$950	$931	$899	$906	$885	$849	$813	$2,780	$2,547
Product Line
Written Premiums
Automobile	$633	$633	$627	$590	$649	$617	$600	$1,893	$1,866
Homeowners	354	347	286	281	321	296	244	987	861
Total	$987	$980	$913	$871	$970	$913	$844	$2,880	$2,727
Earned Premiums
Automobile	$634	$628	$618	$627	$616	$592	$566	$1,880	$1,774
Homeowners	316	303	281	279	269	257	247	900	773
Total	$950	$931	$899	$906	$885	$849	$813	$2,780	$2,547

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data (Continued)

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Statistical Premium Information (Year Over Year)
Net New Business Premium
Automobile	$71	$81	$81	$77	$83	$82	$72	$233	$237
Homeowners	$59	$69	$62	$59	$60	$47	$34	$190	$141
Renewal Written Price Increases
Automobile	11.3%	13.9%	15.7%	19.0%	20.7%	23.4%	25.5%	13.6%	23.1%
Homeowners	12.6%	12.6%	12.3%	13.8%	15.1%	14.9%	15.2%	12.5%	15.0%
Effective Policy Count Retention
Automobile	80%	79%	79%	79%	79%	79%	79%	79%	79%
Homeowners	82%	82%	83%	83%	83%	84%	83%	82%	83%
Policies In-Force (in thousands)
Automobile	1,091	1,121	1,146	1,171	1,193	1,214	1,233
Homeowners	723	724	719	712	707	702	701

The Hartford Insurance Group, Inc.
P&C Other Operations
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Losses and loss adjustment expenses
Prior accident year development	$—	$—	$—	$212	$—	$—	$7	$—	$7
Total losses and loss adjustment expenses	—	—	—	212	—	—	7	—	7
Insurance operating costs	2	2	2	2	3	2	2	6	7
Underwriting loss	(2)	(2)	(2)	(214)	(3)	(2)	(9)	(6)	(14)
Net investment income	19	19	18	19	18	19	18	56	55
Net realized losses	—	(2)	—	(1)	—	(3)	—	(2)	(3)
Other expense	(1)	—	—	—	(4)	—	—	(1)	(4)
Income (loss) before income taxes	16	15	16	(196)	11	14	9	47	34
Income tax expense (benefit)	4	2	3	(40)	1	3	1	9	5
Net income (loss)	12	13	13	(156)	10	11	8	38	29
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses excluded from core earnings, before tax	—	2	—	1	—	3	—	2	3
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	62	—	—	—	—	—
Income tax expense (benefit) [1]	2	(1)	—	(13)	—	—	(1)	1	(1)
Core earnings (loss)	$14	$14	$13	$(106)	$10	$14	$7	$41	$31
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings (loss).

The Hartford Insurance Group, Inc.
Employee Benefits
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Earned premiums	$1,603	$1,606	$1,612	$1,600	$1,600	$1,608	$1,585	$4,821	$4,793
Fee income	55	57	56	56	55	57	54	168	166
Net investment income	136	118	126	130	119	112	114	380	345
Net realized gains (losses)	(8)	(16)	(4)	(16)	—	(9)	1	(28)	(8)
Total revenues	1,786	1,765	1,790	1,770	1,774	1,768	1,754	5,341	5,296
Benefits, losses and loss adjustment expenses	1,163	1,150	1,199	1,169	1,161	1,147	1,204	3,512	3,512
Amortization of DAC	8	9	8	8	8	9	9	25	26
Insurance operating costs and other expenses	425	407	406	424	401	387	397	1,238	1,185
Amortization of other intangible assets	10	10	10	10	10	10	10	30	30
Total benefits, losses and expenses	1,606	1,576	1,623	1,611	1,580	1,553	1,620	4,805	4,753
Income before income taxes	180	189	167	159	194	215	134	536	543
Income tax expense	36	39	34	33	38	44	26	109	108
Net income	144	150	133	126	156	171	108	427	435
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	8	15	4	15	(1)	9	(1)	27	7
Income tax benefit [1]	(3)	(2)	(1)	(2)	(1)	(2)	—	(6)	(3)
Core earnings	$149	$163	$136	$139	$154	$178	$107	$448	$439
Margin
Net income margin	8.1%	8.5%	7.4%	7.1%	8.8%	9.7%	6.2%	8.0%	8.2%
Core earnings margin*	8.3%	9.2%	7.6%	7.8%	8.7%	10.0%	6.1%	8.4%	8.3%
ROE
Net income available to common stockholders [2]	14.7%	16.1%	16.6%	15.5%	17.7%	18.0%	16.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.2%	1.0%	0.8%	0.7%	0.2%	1.1%	1.3%
Integration and other non-recurring M&A costs, before tax [3]	—%	—%	—%	—%	—%	0.1%	0.1%
Income tax benefit [1]	(0.2%)	(0.2%)	(0.2%)	(0.1%)	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from core earnings ROE	(0.9%)	(1.6%)	(1.7%)	(1.7%)	(2.2%)	(2.5%)	(2.1%)
Core earnings [2]	14.8%	15.3%	15.5%	14.4%	15.6%	16.4%	15.1%
[1]Represents federal income tax benefit related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Employee Benefits.
[3]Includes integration costs in connection with the 2017 acquisition of Aetna's group life and disability business.

The Hartford Insurance Group, Inc.
Employee Benefits
Supplemental Data

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Premiums
Fully insured ongoing premiums
Group disability	$835	$838	$844	$845	$835	$837	$836	$2,517	$2,508
Group life	648	644	650	651	658	663	645	1,942	1,966
Other [1]	120	120	118	104	107	107	104	358	318
Total fully insured ongoing premiums	1,603	1,602	1,612	1,600	1,600	1,607	1,585	4,817	4,792
Total buyouts [2]	—	4	—	—	—	1	—	4	1
Total premiums	$1,603	$1,606	$1,612	$1,600	$1,600	$1,608	$1,585	$4,821	$4,793
Sales (Gross Annualized New Premiums)
Fully insured ongoing sales
Group disability	$53	$48	$162	$37	$53	$37	$247	$263	$337
Group life	33	44	163	23	32	51	154	240	237
Other [1]	19	15	56	8	20	13	43	90	76
Total fully insured ongoing sales	105	107	381	68	105	101	444	593	650
Total buyouts [2]	—	4	—	—	—	1	—	4	1
Total sales	$105	$111	$381	$68	$105	$102	$444	$597	$651
Ratios, Excluding Buyouts
Group disability loss ratio	70.6%	68.5%	69.0%	66.9%	67.9%	67.1%	70.1%	69.3%	68.4%
Group life loss ratio	74.2%	74.3%	79.9%	79.9%	77.5%	74.9%	82.6%	76.1%	78.3%
Total loss ratio	70.1%	69.1%	71.9%	70.6%	70.2%	68.9%	73.5%	70.4%	70.8%
Expense ratio	26.7%	25.7%	25.4%	26.7%	25.3%	24.4%	25.4%	25.9%	25.0%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.

The Hartford Insurance Group, Inc.
Hartford Funds
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Investment management fees	$216	$198	$202	$208	$202	$195	$191	$616	$588
Shareowner servicing fees	24	22	23	23	23	21	21	69	65
Other revenue	41	42	39	44	43	42	42	122	127
Net realized gains (losses)	5	9	—	(3)	7	3	5	14	15
Total revenues	286	271	264	272	275	261	259	821	795
Sub-advisory expense	79	72	73	76	73	71	69	224	213
Employee compensation and benefits	33	31	39	33	31	32	35	103	98
Distribution and service	75	70	73	77	75	74	73	218	222
General, administrative and other	27	30	24	24	29	26	26	81	81
Total expenses	214	203	209	210	208	203	203	626	614
Income before income taxes	72	68	55	62	67	58	56	195	181
Income tax expense	15	14	12	13	13	14	11	41	38
Net income	57	54	43	49	54	44	45	154	143
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(5)	(9)	—	3	(7)	(3)	(5)	(14)	(15)
Income tax expense (benefit) [1]	1	1	1	(1)	—	2	1	3	3
Core earnings	$53	$46	$44	$51	$47	$43	$41	$143	$131
Daily average Hartford Funds AUM	$148,269	$138,195	$141,834	$142,230	$137,888	$134,064	$131,648	$142,789	$134,546
Return on assets (bps, net of tax) [2]
Net income	15.4	15.6	12.1	13.8	15.7	13.1	13.7	14.4	14.2
Core earnings*	14.3	13.3	12.4	14.3	13.6	12.8	12.5	13.4	13.0
ROE
Net income available to common stockholders [3]	41.8%	42.9%	42.2%	43.4%	44.1%	42.2%	43.6%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(2.3%)	(2.9%)	(1.6%)	(2.8%)	(5.5%)	(2.9%)	(2.5%)
Income tax expense (benefit) [1]	0.4%	0.2%	0.5%	0.5%	0.7%	0.7%	0.3%
Impact of AOCI, excluded from core earnings ROE	(0.8%)	(1.1%)	(1.3%)	(1.4%)	(1.5%)	(1.6%)	(1.7%)
Core earnings [3]	39.1%	39.1%	39.8%	39.7%	37.8%	38.4%	39.7%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

The Hartford Insurance Group, Inc.
Hartford Funds
Asset Value Rollforward
Assets Under Management By Asset Class

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Equity Funds
Beginning balance	$89,072	$82,792	$84,000	$87,271	$83,212	$83,337	$79,352	$84,000	$79,352
Sales	4,644	3,946	5,295	3,682	3,364	3,612	3,428	13,885	10,404
Redemptions	(4,792)	(5,167)	(6,434)	(4,787)	(4,298)	(4,831)	(5,488)	(16,393)	(14,617)
Net flows	(148)	(1,221)	(1,139)	(1,105)	(934)	(1,219)	(2,060)	(2,508)	(4,213)
Change in market value and other	5,530	7,501	(69)	(2,166)	4,993	1,094	6,045	12,962	12,132
Ending balance	$94,454	$89,072	$82,792	$84,000	$87,271	$83,212	$83,337	$94,454	$87,271
Fixed Income Funds
Beginning balance	$21,827	$21,398	$21,059	$19,347	$17,825	$17,201	$16,773	$21,059	$16,773
Sales	2,129	2,124	1,978	3,229	1,905	1,569	1,822	6,231	5,296
Redemptions	(1,609)	(2,066)	(1,970)	(1,290)	(1,150)	(1,080)	(1,497)	(5,645)	(3,727)
Net flows	520	58	8	1,939	755	489	325	586	1,569
Change in market value and other	496	371	331	(227)	767	135	103	1,198	1,005
Ending balance	$22,843	$21,827	$21,398	$21,059	$19,347	$17,825	$17,201	$22,843	$19,347
Multi-Strategy Investments Funds [1]
Beginning balance	$18,544	$18,321	$18,512	$19,425	$18,807	$19,268	$19,292	$18,512	$19,292
Sales	325	350	458	455	400	472	387	1,133	1,259
Redemptions	(821)	(731)	(905)	(834)	(902)	(930)	(954)	(2,457)	(2,786)
Net flows	(496)	(381)	(447)	(379)	(502)	(458)	(567)	(1,324)	(1,527)
Change in market value and other	584	604	256	(534)	1,120	(3)	543	1,444	1,660
Ending balance	$18,632	$18,544	$18,321	$18,512	$19,425	$18,807	$19,268	$18,632	$19,425
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$4,847	$4,708	$4,483	$4,323	$3,842	$3,753	$3,899	$4,483	$3,899
Net flows	99	29	146	341	256	103	(209)	274	150
Change in market value and other	122	110	79	(181)	225	(14)	63	311	274
Ending balance	$5,068	$4,847	$4,708	$4,483	$4,323	$3,842	$3,753	$5,068	$4,323
Mutual Fund and ETF AUM
Beginning balance	$134,290	$127,219	$128,054	$130,366	$123,686	$123,559	$119,316	$128,054	$119,316
Sales - mutual fund	7,098	6,420	7,731	7,366	5,669	5,653	5,637	21,249	16,959
Redemptions - mutual fund	(7,222)	(7,964)	(9,309)	(6,911)	(6,350)	(6,841)	(7,939)	(24,495)	(21,130)
Net flows - ETF	99	29	146	341	256	103	(209)	274	150
Net flows - mutual fund and ETF	(25)	(1,515)	(1,432)	796	(425)	(1,085)	(2,511)	(2,972)	(4,021)
Change in market value and other	6,732	8,586	597	(3,108)	7,105	1,212	6,754	15,915	15,071
Ending balance	140,997	134,290	127,219	128,054	130,366	123,686	123,559	140,997	130,366
Third-party life and annuity separate account AUM	11,341	11,226	10,879	11,544	12,073	11,832	12,083	11,341	12,073
Hartford Funds AUM	$152,338	$145,516	$138,098	$139,598	$142,439	$135,518	$135,642	$152,338	$142,439
[1]Includes balanced, allocation, and alternative investment products.

The Hartford Insurance Group, Inc.
Corporate
Income Statements

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Fee income [1]	$10	$10	$11	$10	$10	$10	$10	$31	$30
Other revenue	6	5	1	—	1	1	—	12	2
Net investment income	14	14	14	16	17	14	16	42	47
Net realized gains (losses)	21	23	(19)	11	14	8	9	25	31
Total revenues	51	52	7	37	42	33	35	110	110
Benefits, losses and loss adjustment expenses [2]	2	—	2	3	1	2	2	4	5
Insurance operating costs and other expenses [1]	13	14	14	17	12	11	14	41	37
Interest expense	50	50	50	50	49	50	50	150	149
Restructuring and other costs	—	—	—	—	1	—	1	—	2
Total expenses	65	64	66	70	63	63	67	195	193
Loss before income taxes	(14)	(12)	(59)	(33)	(21)	(30)	(32)	(85)	(83)
Income tax benefit	(32)	(3)	(18)	(5)	(9)	(13)	(17)	(53)	(39)
Net income (loss)	18	(9)	(41)	(28)	(12)	(17)	(15)	(32)	(44)
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income (loss) available to common stockholders	12	(14)	(46)	(33)	(18)	(22)	(20)	(48)	(60)
Adjustments to reconcile net income (loss) available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(21)	(24)	19	(8)	(13)	(10)	(9)	(26)	(32)
Restructuring and other costs, before tax	—	—	—	—	1	—	1	—	2
Income tax expense (benefit) [3]	4	5	(4)	2	4	—	3	5	7
Core loss	$(5)	$(33)	$(31)	$(39)	$(26)	$(32)	$(25)	$(69)	$(83)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Consolidated

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$574	$553	$538	$533	$533	$496	$483	$1,665	$1,512
Tax-exempt	29	31	36	38	37	41	43	96	121
Total fixed maturities	603	584	574	571	570	537	526	1,761	1,633
Equity securities	4	5	4	15	5	6	9	13	20
Mortgage loans	76	72	70	70	68	65	63	218	196
Limited partnerships and other alternative investments [2]	91	13	39	79	37	16	16	143	69
Other [3]	8	13	(3)	6	1	1	6	18	8
Subtotal	782	687	684	741	681	625	620	2,153	1,926
Investment expense	(23)	(23)	(28)	(27)	(22)	(23)	(27)	(74)	(72)
Total net investment income	$759	$664	$656	$714	$659	$602	$593	$2,079	$1,854
Annualized investment yield, before tax [4]	4.8%	4.3%	4.3%	4.7%	4.4%	4.1%	4.1%	4.5%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.7%	1.0%	3.1%	6.4%	3.0%	1.3%	1.3%	3.7%	1.9%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.6%	4.6%	4.4%	4.6%	4.5%	4.4%	4.3%	4.5%	4.4%
Annualized investment yield, net of tax [4]	3.9%	3.5%	3.4%	3.8%	3.5%	3.3%	3.3%	3.6%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.7%	3.7%	3.5%	3.7%	3.6%	3.5%	3.5%	3.6%	3.5%
Average reinvestment rate [5]	5.7%	5.9%	5.6%	5.7%	5.5%	6.4%	6.1%	5.7%	6.0%
Average sales/maturities yield [6]	5.2%	4.6%	4.9%	5.4%	4.4%	4.9%	5.0%	4.9%	4.7%
Portfolio duration (in years) [7]	3.8	3.9	3.9	3.8	3.9	3.9	4.0	3.8	3.9
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Property & Casualty

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$458	$440	$426	$421	$420	$389	$373	$1,324	$1,182
Tax-exempt	23	24	27	29	28	29	32	74	89
Total fixed maturities	481	464	453	450	448	418	405	1,398	1,271
Equity securities	3	1	2	8	3	3	6	6	12
Mortgage loans	59	54	53	52	51	49	46	166	146
Limited partnerships and other alternative investments [2]	71	11	28	65	31	16	15	110	62
Other [3]	9	13	(2)	8	2	2	8	20	12
Subtotal	623	543	534	583	535	488	480	1,700	1,503
Investment expense	(18)	(17)	(22)	(21)	(17)	(17)	(21)	(57)	(55)
Total net investment income	$605	$526	$512	$562	$518	$471	$459	$1,643	$1,448
Annualized investment yield, before tax [4]	4.9%	4.4%	4.3%	4.8%	4.5%	4.2%	4.1%	4.5%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.8%	1.1%	2.8%	6.7%	3.2%	1.6%	1.6%	3.6%	2.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.7%	4.7%	4.4%	4.6%	4.6%	4.4%	4.3%	4.6%	4.4%
Annualized investment yield, net of tax [4]	3.9%	3.5%	3.4%	3.8%	3.6%	3.4%	3.3%	3.6%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.8%	3.7%	3.5%	3.7%	3.7%	3.5%	3.5%	3.7%	3.6%
Average reinvestment rate [5]	5.6%	5.8%	5.6%	5.7%	5.5%	6.4%	6.1%	5.7%	6.0%
Average sales/maturities yield [6]	5.2%	4.7%	4.9%	5.6%	4.5%	4.9%	4.9%	4.9%	4.8%
Portfolio duration (in years) [7]	3.7	3.8	3.7	3.7	3.7	3.8	3.8	3.7	3.7
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Employee Benefits

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$100	$98	$97	$96	$94	$92	$93	$295	$279
Tax-exempt	5	6	7	8	7	10	10	18	27
Total fixed maturities	105	104	104	104	101	102	103	313	306
Equity securities	—	1	1	2	1	1	1	2	3
Mortgage loans	17	18	17	18	17	16	17	52	50
Limited partnerships and other alternative investments [2]	20	2	11	14	6	—	1	33	7
Other [3]	(1)	(1)	(1)	(2)	(1)	(1)	(2)	(3)	(4)
Subtotal	141	124	132	136	124	118	120	397	362
Investment expense	(5)	(6)	(6)	(6)	(5)	(6)	(6)	(17)	(17)
Total net investment income	$136	$118	$126	$130	$119	$112	$114	$380	$345
Annualized investment yield, before tax [4]	4.8%	4.1%	4.3%	4.5%	4.1%	3.9%	3.9%	4.4%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	7.1%	0.8%	4.1%	5.2%	2.3%	—%	0.4%	4.0%	0.9%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.5%	4.4%	4.4%	4.4%	4.3%	4.3%	4.2%	4.4%	4.2%
Annualized investment yield, net of tax [4]	3.8%	3.3%	3.5%	3.6%	3.3%	3.1%	3.1%	3.5%	3.2%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.6%	3.5%	3.5%	3.5%	3.4%	3.4%	3.4%	3.5%	3.4%
Average reinvestment rate [5]	5.9%	6.1%	5.8%	5.8%	5.9%	6.6%	6.4%	6.0%	6.3%
Average sales/maturities yield [6]	5.1%	4.3%	4.7%	4.8%	4.3%	4.8%	5.2%	4.7%	4.7%
Portfolio duration (in years) [7]	4.9	5.0	5.0	4.9	5.0	4.9	5.1	4.9	5.0
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Net Investment Income
Consolidated

	Three Months Ended							Nine Months Ended
Net Investment Income by Segment	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Investment Income
Business Insurance	$519	$449	$437	$479	$442	$402	$391	$1,405	$1,235
Personal Insurance	67	58	57	64	58	50	50	182	158
P&C Other Operations	19	19	18	19	18	19	18	56	55
Total Property & Casualty	605	526	512	562	518	471	459	1,643	1,448
Employee Benefits	136	118	126	130	119	112	114	380	345
Hartford Funds	4	6	4	6	5	5	4	14	14
Corporate	14	14	14	16	17	14	16	42	47
Total net investment income by segment	$759	$664	$656	$714	$659	$602	$593	$2,079	$1,854

	Three Months Ended							Nine Months Ended
Net Investment Income from Limited Partnerships and Other Alternative Investments	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Total Property & Casualty	$71	$11	$28	$65	$31	$16	$15	$110	$62
Employee Benefits	20	2	11	14	6	—	1	33	7
Total net investment income from limited partnerships and other alternative investments [1]	$91	$13	$39	$79	$37	$16	$16	$143	$69
[1]Amounts are included above in total net investment income by segment.

The Hartford Insurance Group, Inc.
Components of Net Realized Gains (Losses)
Consolidated

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$17	$19	$13	$8	$12	$6	$5	$49	$23
Gross losses on sales of fixed maturities	(38)	(45)	(25)	(50)	(62)	(75)	(11)	(108)	(148)
Equity securities [1]	27	36	(11)	(3)	27	14	35	52	76
Net credit losses on fixed maturities, AFS	—	—	2	—	—	(1)	(1)	2	(2)
Change in ACL on mortgage loans	(6)	—	—	—	—	—	3	(6)	3
Other net gains (losses) [2]	(12)	(20)	(28)	28	10	(3)	(3)	(60)	4
Total net realized gains (losses)	(12)	(10)	(49)	(17)	(13)	(59)	28	(71)	(44)
Net realized losses (gains), included in core earnings, before tax [3]	2	—	2	1	1	1	2	4	4
Total net gains (losses) excluded from core earnings, before tax	(10)	(10)	(47)	(16)	(12)	(58)	30	(67)	(40)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	2	1	10	3	4	12	(7)	13	9
Total net realized gains (losses) excluded from core earnings, after tax	$(8)	$(9)	$(37)	$(13)	$(8)	$(46)	$23	$(54)	$(31)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

The Hartford Insurance Group, Inc.
Composition of Invested Assets
Consolidated

	Sept 30 2025		Jun 30 2025		Mar 31 2025		Dec 31 2024		Sept 30 2024
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$62,568	100.0%	$60,903	100.0%	$60,094	100.0%	$59,210	100.0%	$59,350	100.0%
Asset-backed securities	$4,506	10.0%	$4,376	9.8%	$4,333	9.8%	$3,937	9.3%	$3,512	8.2%
Collateralized loan obligations	3,379	7.5%	3,393	7.6%	3,396	7.7%	3,250	7.6%	3,563	8.3%
Commercial mortgage-backed securities	2,498	5.5%	2,585	5.8%	2,754	6.2%	2,736	6.4%	2,857	6.7%
Corporate	23,079	51.0%	22,525	50.6%	21,646	49.0%	20,636	48.5%	20,558	48.0%
Foreign government/government agencies	409	0.9%	455	1.0%	481	1.1%	480	1.1%	541	1.3%
Municipal	4,481	9.9%	4,650	10.4%	5,030	11.4%	5,304	12.5%	5,654	13.2%
Residential mortgage-backed securities	5,778	12.8%	5,513	12.4%	5,558	12.5%	5,230	12.3%	5,123	12.0%
U.S. Treasuries	1,073	2.4%	1,061	2.4%	1,006	2.3%	994	2.3%	985	2.3%
Total fixed maturities, AFS [2]	$45,203	100.0%	$44,558	100.0%	$44,204	100.0%	$42,567	100.0%	$42,793	100.0%
U.S. government/government agencies	$5,277	11.7%	$5,130	11.5%	$5,126	11.6%	$4,937	11.6%	$4,815	11.2%
AAA	7,482	16.6%	7,333	16.4%	7,573	17.2%	7,166	16.8%	7,127	16.7%
AA	7,313	16.2%	7,439	16.7%	7,423	16.8%	7,484	17.6%	7,713	18.0%
A	12,628	27.9%	12,239	27.5%	11,639	26.3%	10,933	25.7%	10,994	25.7%
BBB	10,179	22.5%	10,070	22.6%	10,125	22.9%	9,722	22.8%	9,677	22.6%
BB	1,778	3.9%	1,726	3.9%	1,775	4.0%	1,777	4.2%	1,768	4.2%
B	534	1.2%	609	1.4%	529	1.2%	542	1.3%	693	1.6%
CCC	12	—%	12	—%	13	—%	5	—%	5	—%
CC & below	—	—%	—	—%	1	—%	1	—%	1	—%
Total fixed maturities, AFS [2]	$45,203	100.0%	$44,558	100.0%	$44,204	100.0%	$42,567	100.0%	$42,793	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

The Hartford Insurance Group, Inc.
Invested Asset Exposures
September 30, 2025

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$7,268	$7,220	11.5%
Technology and communications	3,222	3,195	5.1%
Consumer non-cyclical	2,826	2,801	4.5%
Utilities	2,768	2,695	4.3%
Capital goods	1,757	1,770	2.8%
Consumer cyclical	1,687	1,685	2.7%
Energy	1,524	1,517	2.4%
Basic industry	1,166	1,165	1.9%
Transportation	871	848	1.4%
Other	757	753	1.2%
Total	$23,846	$23,649	37.8%
Top Ten Exposures by Issuer [1]
Morgan Stanley	$239	$237	0.4%
Hyundai Motor Company	202	197	0.3%
Entergy Corporation	198	190	0.3%
SPCC Funding I LLC	183	185	0.3%
Government of Canada	181	183	0.3%
Goldman Sachs Group Inc.	187	179	0.3%
Bank of America Corporation	180	179	0.3%
NextEra Energy Inc.	181	176	0.3%
The Toronto-Dominion Bank	180	173	0.3%
Duke Energy Corporation	166	170	0.2%
Total	$1,897	$1,869	3.0%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding mutual funds.

The Hartford Insurance Group, Inc.
Appendix
Basis of Presentation and Definitions
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Insurance Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reportable segments: Business Insurance, Personal Insurance, Property & Casualty Other Operations ("P&C Other Operations"), Employee Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reportable segments: Business Insurance, Personal Insurance and P&C Other Operations. Business Insurance provides workers’ compensation, property, automobile, general liability, umbrella, package business, professional liability, bond, marine, livestock, accident and health, assumed reinsurance, and other product lines to businesses in the United States ("U.S.") and internationally. Business Insurance generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Insurance provides standard automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and includes substantially all of the Company's asbestos and environmental exposures.
Employee Benefits provides employers and associations with group life, accident and disability coverage, along with other products and services, including voluntary benefits, and group retiree health.
Hartford Funds offers investment products for retail and retirement accounts and provides investment management, distribution and administrative services such as product design, implementation and oversight. This business also manages a portion of the mutual funds which support third-party life and annuity separate accounts.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reportable segments. Corporate also includes investment management fees and expenses related to managing third-party assets.
Certain operating and statistical measures for P&C Business Insurance and Personal Insurance have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Business Insurance represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Insurance, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Insurance, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•For small business, policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•For Personal Insurance, effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle & large business, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in-force is a growth measure used for Personal Insurance as well as small business within Business Insurance and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss and loss adjustment expense ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss and loss adjustment expense ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.

A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Employee Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
Discussion of Non-GAAP Financial Measures
The Company uses non-GAAP financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.

Core earnings per share- This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the U.S GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.
Basic Earnings Per Share

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Income available to common stockholders per share	$3.82	$3.49	$2.18	$2.93	$2.60	$2.48	$2.51	$9.48	$7.59
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.04	0.04	0.16	0.06	0.04	0.20	(0.10)	0.24	0.14
Restructuring and other costs, before tax	—	—	—	—	—	—	—	—	0.01
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Change in deferred gain on retroactive reinsurance, before tax	(0.03)	(0.08)	(0.11)	0.01	(0.09)	(0.13)	(0.08)	(0.23)	(0.29)
Income tax expense (benefit) on items excluded from core earnings	(0.01)	—	(0.01)	(0.02)	0.01	(0.02)	0.04	—	0.01
Core earnings per share	$3.83	$3.46	$2.23	$2.99	$2.57	$2.54	$2.38	$9.51	$7.48
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the U.S. GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable U.S. GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
Diluted Earnings Per Share

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net Income available to common stockholders per diluted share	$3.77	$3.44	$2.15	$2.88	$2.56	$2.44	$2.47	$9.34	$7.47
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.04	0.03	0.16	0.05	0.04	0.19	(0.10)	0.23	0.13
Restructuring and other costs, before tax	—	—	—	—	—	—	—	—	0.01
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Change in deferred gain on retroactive reinsurance, before tax	(0.03)	(0.08)	(0.11)	0.01	(0.09)	(0.12)	(0.08)	(0.22)	(0.29)
Income tax expense (benefit) on items excluded from core earnings	(0.01)	0.01	(0.01)	(0.01)	0.01	(0.02)	0.04	—	0.03
Core earnings per diluted share	$3.78	$3.41	$2.20	$2.94	$2.53	$2.50	$2.34	$9.37	$7.37
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	Last Twelve Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income ROE	20.3%	19.8%	18.8%	19.9%	20.0%	19.8%	18.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	0.5%	0.5%	0.8%	0.4%	0.4%	0.8%	0.8%
Integration and other non-recurring M&A costs, before tax	—%	—%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.3%)	(0.5%)	(0.6%)	(0.5%)	0.7%	0.9%	1.2%
Income tax benefit on items not included in core earnings	—%	—%	(0.1%)	—%	(0.2%)	(0.4%)	(0.4%)
Impact of AOCI, excluded from denominator of core earnings ROE	(2.1%)	(2.8%)	(2.8%)	(3.2%)	(3.6%)	(3.8%)	(3.6%)
Core earnings ROE	18.4%	17.0%	16.2%	16.7%	17.4%	17.4%	16.6%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable U.S. GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable U.S. GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable U.S. GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.

Underwriting gain (loss)-This non-GAAP financial measure is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Hartford's management evaluates profitability of the Business and Personal Insurance segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable U.S GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
Property & Casualty

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income	$861	$800	$495	$706	$569	$540	$615	$2,156	$1,724
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(605)	(526)	(512)	(562)	(518)	(471)	(459)	(1,643)	(1,448)
Net realized losses (gains)	30	26	26	9	34	61	(13)	82	82
Net servicing and other (income) expense	(3)	(4)	(4)	(2)	—	(5)	(2)	(11)	(7)
Income tax expense	219	201	125	180	143	129	138	545	410
Underwriting gain	502	497	130	331	228	254	279	1,129	761
Current accident year catastrophes	70	212	467	80	247	280	161	749	688
Prior accident year development	(103)	(187)	(122)	101	(50)	(115)	(56)	(412)	(221)
Underlying underwriting gain	$469	$522	$475	$512	$425	$419	$384	$1,466	$1,228
Business Insurance

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income	$710	$696	$477	$708	$528	$540	$573	$1,883	$1,641
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(519)	(449)	(437)	(479)	(442)	(402)	(391)	(1,405)	(1,235)
Net realized losses (gains)	26	20	24	3	32	50	(12)	70	70
Other expense (income)	—	1	1	1	1	1	2	2	4
Income tax expense	180	176	122	183	134	130	129	478	393
Underwriting gain	397	444	187	416	253	319	301	1,028	873
Current accident year catastrophes	39	114	280	67	155	155	109	433	419
Prior accident year development	(60)	(146)	(83)	(58)	(36)	(81)	(56)	(289)	(173)
Underlying underwriting gain	$376	$412	$384	$425	$372	$393	$354	$1,172	$1,119

Personal Insurance

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income (loss)	$139	$91	$5	$154	$31	$(11)	$34	$235	$54
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(67)	(58)	(57)	(64)	(58)	(50)	(50)	(182)	(158)
Net realized losses (gains)	4	4	2	5	2	8	(1)	10	9
Net servicing and other (income) expense	(4)	(5)	(5)	(3)	(5)	(6)	(4)	(14)	(15)
Income tax expense (benefit)	35	23	—	37	8	(4)	8	58	12
Underwriting gain (loss)	107	55	(55)	129	(22)	(63)	(13)	107	(98)
Current accident year catastrophes	31	98	187	13	92	125	52	316	269
Prior accident year development	(43)	(41)	(39)	(53)	(14)	(34)	(7)	(123)	(55)
Underlying underwriting gain	$95	$112	$93	$89	$56	$28	$32	$300	$116
P&C Other Operations

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income (loss)	$12	$13	$13	$(156)	$10	$11	$8	$38	$29
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(19)	(19)	(18)	(19)	(18)	(19)	(18)	(56)	(55)
Net realized losses	—	2	—	1	—	3	—	2	3
Other expense	1	—	—	—	4	—	—	1	4
Income tax expense (benefit)	4	2	3	(40)	1	3	1	9	5
Underwriting loss	(2)	(2)	(2)	(214)	(3)	(2)	(9)	(6)	(14)
Prior accident year development	—	—	—	212	—	—	7	—	7
Underlying underwriting loss	$(2)	$(2)	$(2)	$(2)	$(3)	$(2)	$(2)	$(6)	$(7)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable U.S. GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth on pages 10, 13 and 17, respectively.

Underlying loss and loss adjustment expense ratio- This non-GAAP financial measure is the cost of non-catastrophe loss and loss adjustment expenses incurred in the current accident year divided by earned premiums. The loss and loss adjustment expense ratio is the most directly comparable U.S. GAAP measure. Management believes that the underlying loss and loss adjustment expense ratio is a performance measure that is useful to investors as it removes the impact of volatile and unpredictable catastrophe losses and prior accident year development ("PYD"). A reconciliation of the loss and loss adjustment expense ratio to the underlying loss and loss adjustment expense ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth below.
Property & Casualty

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Loss and loss adjustment expense ratio	58.5	58.8	66.3	61.9	64.4	63.3	62.3	61.1	63.3
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	0.7	(0.6)	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)	(2.5)	(4.0)
Underlying loss and loss adjustment expense ratio	59.3	58.3	58.1	57.6	59.6	59.1	59.6	58.6	59.4
Business Insurance

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Loss and loss adjustment expense ratio	57.3	56.1	62.8	56.3	61.0	58.4	58.3	58.7	59.3
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	0.6	1.0	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)	(1.4)	(2.6)
Underlying loss and loss adjustment expense ratio	57.9	57.0	56.9	56.0	57.3	56.1	56.6	57.3	56.7
Personal Insurance

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Loss and loss adjustment expense ratio	62.9	69.0	79.1	59.3	76.8	81.0	76.3	70.2	78.1
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	1.2	(6.1)	(16.5)	4.4	(8.8)	(10.7)	(5.5)	(7.0)	(8.4)
Underlying loss and loss adjustment expense ratio	64.2	62.8	62.6	63.7	68.0	70.3	70.7	63.2	69.7

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Employee Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Employee Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Employee Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Net income margin	8.1%	8.5%	7.4%	7.1%	8.8%	9.7%	6.2%	8.0%	8.2%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	0.4%	0.8%	0.3%	0.8%	(0.1%)	0.4%	(0.1%)	0.5%	0.2%
Income tax benefit	(0.2%)	(0.1%)	(0.1%)	(0.1%)	—%	(0.1%)	—%	(0.1%)	(0.1%)
Core earnings margin	8.3%	9.2%	7.6%	7.8%	8.7%	10.0%	6.1%	8.4%	8.3%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Return on Assets ("ROA")	15.4	15.6	12.1	13.8	15.7	13.1	13.7	14.4	14.2
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(1.3)	(2.6)	—	0.8	(2.1)	(0.9)	(1.5)	(1.3)	(1.5)
Effect of income tax expense (benefit)	0.2	0.3	0.3	(0.3)	—	0.6	0.3	0.3	0.3
Return on Assets ("ROA"), core earnings	14.3	13.3	12.4	14.3	13.6	12.8	12.5	13.4	13.0

Net investment income excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Employee Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable U.S. GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Total net investment income	$759	$664	$656	$714	$659	$602	$593	$2,079	$1,854
Adjustment for income from limited partnerships and other alternative investments	(91)	(13)	(39)	(79)	(37)	(16)	(16)	(143)	(69)
Net investment income excluding limited partnerships and other alternative investments	$668	$651	$617	$635	$622	$586	$577	$1,936	$1,785
Property & Casualty

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Total net investment income	$605	$526	$512	$562	$518	$471	$459	$1,643	$1,448
Adjustment for income from limited partnerships and other alternative investments	(71)	(11)	(28)	(65)	(31)	(16)	(15)	(110)	(62)
Net investment income excluding limited partnerships and other alternative investments	$534	$515	$484	$497	$487	$455	$444	$1,533	$1,386
Employee Benefits

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Total net investment income	$136	$118	$126	$130	$119	$112	$114	$380	$345
Adjustment for income from limited partnerships and other alternative investments	(20)	(2)	(11)	(14)	(6)	—	(1)	(33)	(7)
Net investment income excluding limited partnerships and other alternative investments	$116	$116	$115	$116	$113	$112	$113	$347	$338

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Employee Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable U.S GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Annualized investment yield	4.8%	4.3%	4.3%	4.7%	4.4%	4.1%	4.1%	4.5%	4.2%
Adjustment for income from limited partnerships and other alternative investments	(0.2%)	0.3%	0.1%	(0.1%)	0.1%	0.3%	0.2%	—%	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.6%	4.6%	4.4%	4.6%	4.5%	4.4%	4.3%	4.5%	4.4%
Property & Casualty

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Annualized investment yield	4.9%	4.4%	4.3%	4.8%	4.5%	4.2%	4.1%	4.5%	4.2%
Adjustment for income from limited partnerships and other alternative investments	(0.2%)	0.3%	0.1%	(0.2%)	0.1%	0.2%	0.2%	0.1%	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.7%	4.7%	4.4%	4.6%	4.6%	4.4%	4.3%	4.6%	4.4%
Employee Benefits

	Three Months Ended							Nine Months Ended
	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Sept 30 2025	Sept 30 2024
Annualized investment yield	4.8%	4.1%	4.3%	4.5%	4.1%	3.9%	3.9%	4.4%	3.9%
Adjustment for income from limited partnerships and other alternative investments	(0.3%)	0.3%	0.1%	(0.1%)	0.2%	0.4%	0.3%	—%	0.3%
Annualized investment yield excluding limited partnerships and other alternative investments	4.5%	4.4%	4.4%	4.4%	4.3%	4.3%	4.2%	4.4%	4.2%